Exhibit 99.1

Press Contact:
Barry Holt
203-517-3110
bholt@informationsg.com

Investor Contact:
Frank Martell
203-517-3104
fmartell@informationsg.com

INFORMATION SERVICES GROUP ANNOUNCES
FISCAL YEAR 2007 FINANCIAL RESULTS

ISG Completes Transition from Special Purpose Acquisition Company to an Operating Company with the Acquisition of TPI

2007 Proforma Revenues up 7% to $173 Million

Proforma Operating Income and EBITDA up 18% and 16%, Respectively

Basic and Diluted Proforma Cash EPS of

$0.30 (+31%) and $0.25 (+9%), Respectively

ISG Outstanding Common Stock Reduced by 22% During 2007

STAMFORD, Conn., March 12, 2008 - Information Services Group, Inc. (ISG) (NASDAQ: III, IIIIU, IIIIW), an industry-leading, information-based services company, announced preliminary unaudited results for the fiscal year ended December 31, 2007.

On November 16, 2007, ISG completed the acquisition of TPI, the largest sourcing advisory firm in the world. For the periods prior to the acquisition of TPI, ISG was a special purpose acquisition company and therefore had no operations. For periods prior to the acquisition, TPI is deemed the predecessor to ISG. In this release, ISG has presented both GAAP financial results as well as proforma non-GAAP information for the twelve months ended December 31, 2007 and December 31, 2006. To ensure comparability between fiscal 2006 and 2007, proforma results have been prepared on the basis that the acquisition of TPI had occurred on January 1, 2006.

Information Services Group, Inc.	t: 203 517 3100
Four Stamford Plaza	f: 203 517 3199
107 Elm Street, Stamford, CT 06902	www.informationsg.com

Operating and Financial Highlights

ISG reported revenues of $18.9 million for full year 2007 which comprises six weeks of TPI operations. ISG had no reported revenue in 2006. On a proforma basis, ISG revenues were up $11.2 million (7%) from $161.5 million in 2006 to $172.7 million in 2007. During the first half of 2006, TPI concluded an extraordinarily large ($10.7 million) and unique ITO renegotiation for its largest client. There was no equivalent counterpart to this transaction during the first half of 2007. Before the impact of this extraordinarily large and unique ITO renegotiation, TPI proforma 2007 revenues increased $21.9 million or 15% from 2006.

During 2007, ISG’s TPI unit experienced strong underlying demand for its sourcing services. Areas of particular strength included strategy, assessment services, service management and governance support as well as consulting and analytics. Revenues in North America were up 11% before the impact of the unique ITO related renegotiation discussed above. Revenues from international operations were up 20%. During 2007, the number of clients advised by TPI increased by 12% to 268. A total of 76% of TPI’s 2007 revenues were sourced from existing or former clients, a level consistent with the previous three years.

ISG reported an operating loss of $1.7 million for 2007, compared to an operating loss of $0.1 million in 2006. Proforma operating income during 2007 aggregated $10.1 million, up 18% from prior year levels. Earnings before interest, taxes, depreciation, and amortization on a proforma basis (proforma EBITDA, a non-GAAP measure) totaled $20.1 million in 2007, an increase of 16% or $2.8 million from $17.3 million in 2006. The increase in proforma 2007 EBITDA was attributable primarily to revenue growth and lower general and administrative expenses partially offset by ISG corporate expenses of approximately $2.6 million incurred during 2007 which had no 2006 counterpart. Excluding the $2.6 million in ISG expenses, proforma EBITDA aggregated $22.7 million during 2007. In addition, during 2007 proforma EBITDA included the impact of approximately $0.7 million in severance costs and $0.2 million in non-cash stock compensation. Proforma EBITDA in 2006 included the benefit (approximately $2.3 million) of the extraordinarily large and unique ITO renegotiation previously mentioned which had no 2007 counterpart.

Reported net income for ISG for 2007 aggregated $4.6 million, compared to a net loss of $0.1 million in 2006. On a proforma basis, net income for 2007 was $2.0 million, up from a net loss of $0.5 million in 2006. Reported basic and fully-diluted earnings per share for 2007 totaled $0.13 and $0.12, respectively versus a loss of $0.01 during 2006. On a proforma basis, cash earnings per share for 2007 totaled $0.30 and $0.25 on a basic and fully-diluted basis, respectively which represents a 31% and 9% increase from 2006 proforma cash earnings per share of $0.23.

“The successful closing of our acquisition of TPI puts ISG on track to reach our objective to build a high-growth, industry-leading information-based services company,” said Michael P. Connors, Chairman and CEO of ISG. “Over the past twelve months, TPI’s underlying revenues and EBITDA grew strongly and we invested significantly in launching international operations and new verticals in the U.S.,” he commented. “We expect to accelerate our progress in 2008 as we implement our previously announced Value Creation Plan aimed at building additional revenue streams and achieving best-in-class operating efficiencies. Our three-year plan calls for increasing our revenues and EBITDA margins by approximately 50% and 500 basis points, respectively, over 2007 levels,” Mr. Connors added.

2007 Share Repurchase Program

During 2007, ISG significantly reduced the number of shares of its common stock outstanding. In this regard, ISG repurchased and retired 11,945,728 shares of its common stock through a combination of the Company’s share repurchase program and redemptions of ISG’s common stock for cash in connection with the consummation of the TPI acquisition. Partially offsetting these reductions, 128 TPI employees purchased 2,881,752 shares of newly issued common stock at the closing market price on the date of the acquisition under the terms of subscription, noncompetition and related agreements. These transactions collectively resulted in a net reduction of 22% of ISG’s outstanding common shares from 40,429,687 to 31,365,711.

ISG maintains an ongoing share repurchase program under a $15 million authorization by its Board on November 14, 2007. “We believe that the actions already taken to reduce our share count together with our ongoing repurchase program will create significant shareholder value,” said Mr. Connors.

Conference Call

ISG has scheduled a conference call at 11:00 a.m. EDT, Thursday, March 13, 2007, to discuss the Company’s financial results for fiscal 2007. The call can be accessed live over the phone by dialing (800) 795-1259 or for international callers (785) 832-0301. The access code number is 1093342. Please dial in at least five minutes prior to the scheduled start time.

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About Information Services Group, Inc.

Information Services Group, Inc. (ISG) was founded in 2006 to build an industry-leading, high-growth, information-based services company by acquiring and growing businesses in advisory, data, business and media information services. In November 2007, ISG acquired TPI, the largest sourcing advisory firm in the world. Based in Stamford, Connecticut, ISG has a proven leadership team with global experience in information-based services and a track record of creating significant value for shareowners, clients and employees. For more, visit www.informationsg.com.

About TPI

TPI, a unit of ISG, is the founder and innovator of the sourcing advisory industry, and the largest sourcing advisory firm in the world. TPI is expert at a broad range of business support functions and related research methodologies. Utilizing deep functional domain expertise and extensive practical experience, TPI’s accomplished industry experts collaborate with organizations to help them advance their business operations through the best combination of outsourcing, offshoring, shared services and internal service optimization. For additional information, visit www.tpi.net.

Non-GAAP Financial Measures

ISG reports all financial information required in accordance with generally accepted accounting principals (GAAP). ISG believes, however, that evaluating its ongoing operating results will be enhanced if it also discloses certain non-GAAP information. These non-GAAP financial measures exclude non-cash and certain other special charges that many investors believe may obscure the user’s overall understanding of ISG’s current financial performance and the Company’s prospects for the future. ISG believes that these non-GAAP measures provide useful information to investors because they improve the comparability of the financial results between periods and provide for greater transparency to key measures used to evaluate the performance of the Company.

ISG provides proforma EBITDA (defined as net income plus taxes, net interest income/(expense), depreciation and amortization of intangible assets resulting from acquisitions) and proforma cash earnings per share (defined as EBITDA minus income taxes and net interest expense) which are non-GAAP measures that the company believes provide useful information to both management and investors by excluding certain expenses, which management believes are not indicative of ISG’s core operations. These non-GAAP measures are used by ISG to evaluate the Company’s business strategies and management’s performance.

Non-GAAP financial measures, when presented, are reconciled to the most closely applicable GAAP measure. Non-GAAP measures are provided as additional information and should not be considered in isolation or as a substitute for results prepared in accordance with GAAP.

Forward-Looking Statements

This communication contains “forward-looking statements” which represent the current expectations and beliefs of management of ISG concerning future events and their potential effects. Statements contained herein including words such as “anticipate,” “believe,” “contemplate,” “plan,” “estimate,” “expect,” “intend,” “will,” “continue,” “should,” “may,” and other similar expressions, are “forwardlooking statements” under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future results and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated. Those factors include, without limitation: (1) the ability to successfully combine the businesses of ISG and TPI; (2) the amount of cash available, operating costs and business disruption following the acquisition, including adverse effects on relationships with employees; (3) changes in the stock market and interest rate environment that affect revenues; (4) diversion of management time on acquisition related issues; (5) reaction of TPI clients to the transaction; (6) retention of key employees; (7) general economic conditions such as inflation; and (8) general political and social conditions such as war, political unrest and terrorism. The risks also relate to inherent business, economic and competitive uncertainties and contingencies relating to the businesses of ISG and TPI including: (1) failure to secure new engagements or loss of important clients; (2) ability to hire and retain enough qualified employees to support operations; (3) ability to maintain or increase billing and utilization rates; (4) management of rapid growth; (5) success of expansion internationally; (6) competition; (7) ability to move the product mix into higher margin businesses; (8) operating TPI as a public company; (9) healthcare and benefit cost management; (10) ability to protect ISG and TPI’s intellectual property and the intellectual property of others; (11) currency fluctuations and exchange rate adjustments; (12) ability to successfully consummate or integrate strategic acquisitions; and (13) ability to achieve the cost reduction and productivity improvements contemplated by the previously announced “Value Creation Plan”. Certain of these and other applicable risks, cautionary statements and factors that could cause actual results to differ from ISG’s forward-looking statements are included in ISG’s filings with the U.S. Securities and Exchange Commission (“SEC”). ISG undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances.

Information Services Group, Inc.
Consolidated Statements of Income
(unaudited)

(in thousands, except per share amounts)

	Fiscal Year	July 20, 2006
	Ended	(inception) to
	12/31/2007	12/31/2006

Revenue	$18,901	$—
Operating expenses
Direct costs and expenses for advisors	12,246	—
Selling, general and administrative	7,409	49
Depreciation and amortization	910	2
Operating income (loss)	(1,664)	(51)
Interest income	10,453	—
Interest expense	(1,174)	(4)
Foreign currency transaction gain	84	—
Income (loss) before taxes	7,699	(55)
Income tax provision	(3,101)	—
Net income (loss)	$4,598	$(55)
Weighted average shares outstanding:
Basic	36,465	7,096
Diluted	38,376	7,096
Income (loss) per share:
Basic	$0.13	$(0.01)
Diluted	$0.12	$(0.01)

TPI Historical

Consolidated Statements of Income
(unaudited)

(in thousands)

	46 Weeks	Fiscal Year
	Ended	Ended
	11/16/2007	12/31/2006

Revenue	$153,751	$161,503
Operating expenses
Direct costs and expenses for advisors	91,368	95,562
Selling, general and administrative	45,287	50,585
Profit share program (refer to Note A)	58,175	—
Depreciation and amortization	1,969	2,437
Operating income (loss)	(43,048)	12,919
Interest income	204	108
Interest expense	(3,200)	(3,821)
Loss on extinguishment of debt	—	(527)
Foreign currency transaction gain (loss)	335	(136)
Income (loss) before taxes	(45,709)	8,543
Income tax provision	(4,948)	(3,457)
Net income (loss)	$(50,657)	$5,086

Note A - represents a one time non-cash charge related to the vesting of Management Share Units and A2 Profit Participation Shares triggered upon the change of control of TPI.

Information Services Group, Inc.
Pro Forma Combined Statement of Income
For the Year Ended December 31, 2007
(unaudited)
(in thousands, except per share amounts)

			Pro Forma
	ISG	TPI	Adjustments		Combined
Revenue	$18,901	$153,751	$—		$172,652
Operating expenses
Direct costs and expenses for advisors	12,246	91,368	—		103,614
Selling, general and administrative	7,409	45,287	(2,490	)A	49,327
			(297	)B
			(582	)C
Profit share program	—	58,175	(58,175	)D	—
Depreciation and amortization	910	1,969	6,747	E	9,626
Operating income (loss)	(1,664)	(43,048)	54,797		10,085
Interest income	10,453	204	(9,218	)F	1,439
Interest expense	(1,174)	(3,200)	3,200	G	(8,700)
			(499	)H
			(7,027	)I
Foreign currency transaction gain	84	335	—		419
Income (loss) before taxes	7,699	(45,709)	41,253		3,243
Income tax (provision) benefit	(3,101)	(4,948)	6,752	J	(1,297)
Net income (loss)	$4,598	$(50,657)	$48,005		$1,946

Weighted average shares outstanding:
Basic					38,556
Diluted				K	46,106

Net income per share:
Basic					$0.05
Diluted					$0.04

Reconciliation of Non GAAP measure:
Net income					$1,946
Add:
Income taxes					1,297
Interest expense (net of interest income)					7,261
Depreciation and amortization					9,626
Earnings before interest, taxes, depreciation, and amortization (EBITDA)					$20,130

Less:
Income taxes					(1,297)
Interest expense (net of interest income)					(7,261)
Cash Earnings					$11,572

Cash Earnings Per Share:
Basic					$0.30
Diluted				K	$0.25

Notes:

A - Elimination of salaries and benefits associated with executives who were severed or whose salaries were reduced in connection with the acquisition

B - Elimination of transaction bonuses associated with the acquisition

C - Elimination of transaction costs incurred by TPI in connection with the acquisition

D - Non-cash compensation expense related to vesting of Management Share Units and A2 Profit Participation Shares upon the change of control of TPI

E - Amortization of new intangibiles, net of intangible amortization prior to the acquisition

F - Elimination of interest income from cash used in the acquisition of TPI
G - Elimination of interest expense related to TPI debt prior to the acquisition
H - Amortization related to $2.968 million of financing costs
I - Interest expense in connection with the financing for the acqusition
J - Adjustment of tax provision based on statutory rates

K - The dilutive impact of 7.5 million warrants has been included as of January 1, 2007, although these warrants were not contingently exercisable until January 31, 2008.

Information Services Group, Inc.
Pro Forma Combined Statement of Income
For the Year Ended December 31, 2006
(unaudited)
(in thousands, except per share amounts)

			Pro Forma
	ISG	TPI	Adjustments		Combined
Revenue	$—	$161,503			$161,503
Operating expenses
Direct costs and expenses for advisors	—	95,562			95,562
Selling, general and administrative	49	50,585	(2,662	)A	47,972
Depreciation and amortization	2	2,437	6,952	B	9,391
Operating income (loss)	(51)	12,919	(4,290)		8,578
Interest income	—	108			108
Interest expense	(4)	(3,821)	3,821	C	(8,835)
			(550	)D
			(8,281	)E
Loss on extinguishment of debt	—	(527)	—		(527)
Foreign currency transaction loss	—	(136)	—		(136)
Income (loss) before taxes	(55)	8,543	(9,300)		(812)
Income tax (provision) benefit	—	(3,457)	3,782	F	325
Net income (loss)	$(55)	$5,086	$(5,518)		$(487)

Weighted average shares outstanding:
Basic					39,217
Diluted					39,217

Net loss per share:
Basic					$(0.01)
Diluted					$(0.01)

Reconciliation of Non GAAP measure:
Net loss					$(487)
Add:
Income taxes					(325)
Interest expense (net of interest income)					8,727
Depreciation and amortization					9,391
Earnings before interest, taxes, depreciation, and amortization (EBITDA)					$17,306

Less:
Income taxes					325
Interest expense (net of interest income)					(8,727)
Cash Earnings					$8,904

Cash Earnings Per Share:
Basic					$0.23
Diluted					$0.23

Notes:

A - Elimination of salaries and benefits associated with executives who were severed or whose salaries were reduced in connection with the acquisition

B - Amortization of new intangibiles, net of intangible amortization prior to the acquisition

C - Elimination of interest expense related to TPI debt prior to the acquisition
D - Amortization related to $2.968 million of financing cost
E - Interest expense in connection with financing the acquisition
F - Adjustment of tax provision based on statutory rates